Exhibit 10.2

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 11, 2017, and effective in accordance with Section 3 below, by and among REALPAGE, INC., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto, certain of the Lenders referred to below, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Administrative Agent”).
STATEMENT OF PURPOSE:
WHEREAS, the Borrower, certain financial institutions party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of September 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth more fully herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Amendment).
Section 2.    Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the parties hereto agree that the Credit Agreement is amended as follows:
(a)The definition of “Delayed Draw Funding Deadline” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
““Delayed Draw Funding Deadline” means August 31, 2017.”
(b)The first paragraph of Section 4.3(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The Borrower shall repay the aggregate outstanding principal amount of the Incremental Term Loan-1 (including the Delayed Draw Term Loan) in consecutive quarterly installments on the last Business Day of each March, June, September and December commencing with June 30, 2017 equal to the sum of (i) the applicable percentage set forth below times the original principal amount of the Incremental Term Loan-1 (excluding the Delayed Draw Term Loan) outstanding on the Third Amendment Effective Date and (ii) on and after the Delayed Draw Funding Date, the applicable percentage set forth below times the original principal amount of the Delayed Draw Term Loan outstanding on the Delayed Draw Funding Date (in each case, as such installments may be adjusted pursuant to Section 4.4):”
(c)Section 5.3(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(b)    Delayed Draw Ticking Fees. The Borrower shall pay to the Administrative Agent, for the account of each Term Loan Lender with a Delayed Draw Term Loan Commitment, non-refundable ticking fees (each, a “Delayed Draw Ticking Fee”) (i) from and including the Third Amendment Effective Date to the earlier to occur of May 31, 2017 and the Delayed Draw Funding Date (which shall (x) in the case of May 31, 2017, include May 31, 2017 and (y) in the case of the Delayed Draw Funding Date, exclude the Delayed Draw Funding Date), and (ii) to the extent that the Delayed Draw Funding Date shall not have occurred on or prior to May 31, 2017, from and including June 1, 2017 to the earlier to occur of the Delayed Draw Funding Deadline and the Delayed Draw Funding Date (which shall (x) in the case of the Delayed Draw Funding Deadline, include the Delayed Draw Funding Deadline and (y) in the case of the Delayed Draw Funding Date, exclude the Delayed Draw Funding Date), in each case, at a rate per annum equal to the Applicable Margin on the Delayed Draw Term Loan Commitment. Each Delayed Draw Ticking Fee shall be payable in arrears on the earlier to occur of the dates specified in clauses (i) and (ii), as applicable, of the immediately preceding sentence. Each Delayed Draw Ticking Fee shall be distributed by the Administrative Agent to each Term Loan Lender

89409294_4

pro rata in accordance with such Term Loan Lender’s respective Delayed Draw Term Loan Commitment (as in effect immediately prior to the payment date for such Delayed Draw Ticking Fee).”
Section 3.    Conditions to Effectiveness. This Amendment shall be deemed to be effective upon the satisfaction or waiver of each of the following conditions to the reasonable satisfaction of the Administrative Agent (such date, the “Fifth Amendment Effective Date”):
(a)    The Administrative Agent’s receipt of this Amendment, duly executed by each of the Credit Parties, the Administrative Agent, and the Required Lenders.
(b)    Payment of all fees and expenses of the Administrative Agent, and in the case of expenses, to the extent invoiced at least two (2) Business Days prior to the Fifth Amendment Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the Fifth Amendment Effective Date.
(c)    The representations and warranties in Section 4 of this Amendment shall be true and correct as of the Fifth Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.
Section 4.    Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:
(a)    each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
(b)    no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;
(c)    it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;
(d)    this Amendment has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)    the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Permitted Liens) upon any assets or property of any of the Credit Parties, or any of their respective Subsidiaries, under the provisions of, such Credit Party’s or such Subsidiary’s organizational documents or any material agreement to which such Credit Party or Subsidiary is a party.
Section 5.    Effect of this Amendment. On and after the Fifth Amendment Effective Date, references in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents

89409294_4

or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand.
Section 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent and its Affiliates in accordance with the terms thereof.
Section 7.    Acknowledgments and Reaffirmations. Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.
Section 8.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
Section 10.    Electronic Transmission. Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.
Section 11.    Nature of Agreement. For purposes of determining withholding Taxes imposed under FATCA from and after the Fifth Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement (as amended by this Amendment) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[Signature Pages Follow]

89409294_4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

REALPAGE, INC.

By:    /s/ W. Bryan Hill
Name: W. Bryan Hill

Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

MULTIFAMILY INTERNET VENTURES, LLC
PROPERTYWARE LLC
LEVEL ONE LLC
RP ABC LLC
REALPAGE VENDOR COMPLIANCE LLC
VELOCITY UTILITY SOLUTIONS LLC
LEASESTAR LLC
RP NEWCO XV LLC
RP AXIOMETRICS LLC

By: RealPage, Inc., as sole member

By:    /s/ W. Bryan Hill
Name:    W. Bryan Hill

Title:	Executive Vice President, Chief Financial Officer and Treasurer

KIGO, INC.

By:    /s/ W. Bryan Hill
Name:    W. Bryan Hill
Title:    Vice President, Chief Financial Officer and Treasurer

NWP SERVICES CORPORATION

By:    /s/ W. Bryan Hill
Name:    W. Bryan Hill
Title:    Vice President, Chief Financial Officer and Treasurer

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:     /s/ Reid R. Landers
Name:    Reid R. Landers
Title:    Vice President

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

FIFTH THIRD BANK, as Lender
By:     /s/ Glen Mastey
Name:    Glen Mastey
Title: Managing Director

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

COMERICA BANK, as Lender
By:     /s/ Charles Fell
Name:    Charles Fell
Title: Vice President

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as Lender
By:     /s/ R. Ruining Nguyen
Name:    R. Ruining Nguyen
Title: Vice President

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender
By:     /s/ Justin Burton
Name:    Justin Burton
Title: Vice President

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

REGIONS BANK, as Lender
By:     /s/ Jason Douglas
Name:    Jason Douglas
Title: Director

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender
By:     /s/ Nirmal Bivek
Name:    Nirmal Bivek
Title: Duly Authorized Signatory

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page

MORGAN STANLEY SENIOR FUNDING, INC.,
as Lender
By:     /s/ Gayathri Srinivasan
Name:    Gayathri Srinivason
Title: Authorized Signatory

RealPage, Inc.
Fifth Amendment to Credit Agreement
Signature Page